UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 6, 2019 (November 5, 2019)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400
Stamford
Connecticut	06901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.

On November 5, 2019, Aircastle Limited, a Bermuda exempted company (the “Company” or “Aircastle”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with MM Air Limited, a Bermuda exempted company (“Parent”), and MM Air Merger Sub Limited, a Bermuda exempted company and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Marubeni Corporation and Mizuho Leasing Company, Limited.

On November 6, 2019, the Company issued a press release announcing that it entered into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 6, 2019, issued by Aircastle Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward Looking Statements

Certain statements in this Form 8-K are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (i) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or that the required approval of the merger agreement by the shareholders of Aircastle may not be obtained; (ii) the business of Aircastle may suffer as a result of uncertainty surrounding the transaction and there may be challenges with employee retention as a result of the pending transaction; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) legal proceedings may be initiated related to the transaction; (v) changes in economic conditions, political conditions and changes in laws or regulations may occur; (vi) an event, change or other circumstance may occur that could give rise to the termination of the merger agreement (including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement); and (vii) other risk factors as detailed from time to time in Aircastle’s reports filed with the Securities and Exchange Commission (the “SEC”), including Aircastle’s 2018 Annual Report on Form 10-K and Aircastle’s Quarterly Report on Form 10-Q that was filed on August 6, 2019, which are available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

In addition, new risks and uncertainties emerge from time to time, and it is not possible for Aircastle to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this document. Aircastle expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Additional Information and Where to Find It

In connection with the proposed merger, Aircastle intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A, and Aircastle and certain other persons, including Marubeni Corporation, intend to file a Schedule 13E-3 transaction statement with the SEC. Following the filing of the definitive proxy statement with the SEC, Aircastle will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Aircastle, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Aircastle’s SEC filings in connection with the transaction, free of charge, by directing a request to Aircastle Limited, Attention: Investor Relations, 201 Tresser Boulevard, Suite 400, Stamford, CT 06901.

Participants in the Merger Solicitation

Aircastle and its directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Aircastle’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of shareholders filed with the SEC on April 4, 2019. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the transaction when it becomes available. This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Aaron Dahlke
Aaron Dahlke
Chief Financial Officer
Date: November 6, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 6, 2019, issued by Aircastle Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).